                                                                                             Exhibit 99.1

                                             CERTIFICATION PURSUANT TO
                                              18 U.S.C. SECTION 1350,
                                              AS ADOPTED PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the accompanying Quarterly Report of Acxiom Corporation (the Company) on
          Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange
          Commission on the date hereof (the Report), I, Charles D. Morgan, Company Leader (principal executive officer) of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

                    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

              /s/ Charles D. Morgan
          ---------------------------------------
          Charles D. Morgan
          Company Leader
          (principal executive officer)
          August 14, 2002